Exhibit 99.2

EDUCATION REALTY TRUST, INC.

THIRD QUARTER 2009
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations - Three Months Ended September 30,	3

Condensed Consolidated Statements of Operations - Nine Months Ended September 30,	4

Consolidated Statements of Funds from Operations	5

Community Operating Results - Three Months Ended September 30,	6

Community Operating Results - Nine Months Ended September 30,	7

Consolidated Community Statistics - Owned and Operated	8

Legacy Apartment Community Statistics	9

University Towers Residence Hall Statistics	10

Place Portfolio Community Statistics	11

Fall Opening Occupancy	12

Third-Party Development Project Summary	13

Capital Structure	14

Community Listing - Owned and Operated	15

Definitions	16

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
 (Amounts in thousands, except share and per share data)

	Three months ended September 30,				Nine months ended September 30,

	2009	2008	$ Chg	% Chg	2009	2008	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)

Total revenues	$32,502	$32,333	$169	0.5%	$98,356	$103,373	$(5,017)	-4.9%
Operating income	(543)	(85)	(458)	-538.8%	12,877	17,037	(4,160)	-24.4%
Loss from continuing operations	(7,581)	(7,509)	(72)	-1.0%	(6,742)	(3,097)	(3,645)	-117.7%
Net loss	(7,384)	(7,259)	(125)	-1.7%	(6,720)	(3,052)	(3,668)	-120.2%

Net loss per share - basic & diluted	$(0.15)	$(0.25)	$0.10	38.9%	$(0.19)	$(0.11)	$(0.08)	-76.0%

Weighted-average common shares outstanding - basic & diluted	47,932,410	28,514,966			35,013,814	28,512,037

Funds from operations (FFO)	$(399)	$(513)	$114	22.2%	$14,650	$19,170	$(4,520)	-23.6%
FFO per weighted average share/unit (4)	$(0.01)	$(0.02)	$0.01	50.0%	$0.40	$0.64	$(0.24)	-37.5%

Funds from operations adjusted (FFOA)	$(399)	$(513)	$114	22.2%	$13,820	$19,170	$(5,350)	-27.9%
FFOA per weighted average share/unit (4)	$(0.01)	$(0.02)	$0.01	50.0%	$0.38	$0.64	$(0.26)	-40.6%

Weighted average shares/units (4)	49,314,288	29,864,093			36,387,577	29,865,786

Total Debt to Gross Assets		Capitalization Data as of: September 30, 2009
Total Debt (1)	$456,710	Total debt (1)	$456,710
Total Gross Assets (2)	$999,900	Market equity (3)	342,866
Total Debt to Gross Assets	45.7%	Total enterprise value	$799,576

		Debt to total enterprise value	57.1%

Notes:

(1)  Excludes debt premium of $0.9 million.

(2)  Excludes accumulated depreciation of $134,206 as of September 30, 2009.

(3)	Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $5.93 at September 30, 2009. Excludes 277,500 Profits Interest Units outstanding.

(4)  Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	September 30, 2009	December 31, 2008
Assets	(unaudited)
Student housing properties, net (1)	$755,504	$731,400
Student housing properties- held for sale	-	2,107
Assets under development	-	6,572
Corporate office furniture and equipment, net	1,117	1,465
Cash and cash equivalents	83,940	9,003
Restricted cash	7,942	5,595
Student contracts receivable, net	411	533
Receivable from affiliates	25	25
Management fee receivable from third party	253	401
Goodwill and other intangibles, net	3,082	3,111
Other assets	13,420	17,435

Total assets	$865,694	$777,647

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$457,608	$442,259
Revolving line of credit	-	32,900
Accounts payable and accrued expenses	16,034	10,605
Deferred revenue	12,674	9,954
Total liabilities	486,316	495,718

Commitments and contingencies	-	-

Redeemable noncontrolling interests	11,042	11,751

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $.01 par value, 200,000,000 shares authorized,
56,685,849 and 28,475,855 shares issued and outstanding
September 30, 2009 and December 31, 2008, respectively	567	285
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	413,068	308,356
Accumulated deficit	(48,101)	(41,381)
Total Education Realty Trust, Inc. stockholders' equity	365,534	267,260
Noncontrolling interest	2,802	2,918
Total equity	368,336	270,178

Total liabilities and equity	$865,694	$777,647

 (1)  Amount is net of accumulated depreciation of $134,206 and $113,545 as of September 30, 2009 and December 31, 2008, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - THREE MONTHS ENDED SEPTEMBER 30,

(Amounts in thousands, except share and per share data, unaudited)

			Fav / (Unfav)
	2009	2008	$ Change	% Change
Revenues:
Student housing leasing revenue	$25,105	$24,587	$518	2.1%
Student housing food service revenue	577	608	(31)	-5.1%
Third-party development services	2,559	3,216	(657)	-20.4%
Third-party management services	738	870	(132)	-15.2%
Operating expense reimbursements	3,523	3,052	471	15.4%
Total revenues	32,502	32,333	169	0.5%

Operating expenses:
Student housing leasing operations	17,826	17,695	(131)	-0.7%
Student housing food service operations	566	600	34	5.7%
General and administrative	3,903	4,017	114	2.8%
Depreciation and amortization	7,227	7,054	(173)	-2.5%
Reimbursable operating expenses	3,523	3,052	(471)	-15.4%
Total operating expenses	33,045	32,418	(627)	-1.9%

Operating loss	(543)	(85)	(458)	-538.8%

Nonoperating expenses:
Interest expense	6,323	6,343	20	0.3%
Amortization of deferred financing costs	230	253	23	9.1%
Interest income	(180)	(77)	103	133.8%
Total nonoperating expenses	6,373	6,519	146	2.2%

Loss before equity in earnings of unconsolidated entities, income taxes,
redeemable noncontrolling interests and discontinued operations	(6,916)	(6,604)	(312)	-4.7%

Equity in earnings of unconsolidated entities	(152)	(196)	44	NM

Loss before income taxes, redeemable noncontrolling interests and discontinued operations	(7,068)	(6,800)	(268)	-3.9%

Income tax expense	513	709	196	NM
Loss from continuing operations before redeemable noncontrolling interest	(7,581)	(7,509)

Loss attributable to redeemable noncontrolling interests	(167)	(268)	(101)	NM
Loss from continuing operations	(7,414)	(7,241)	(173)	-2.4%

Loss from discontinued operations	(3)	(79)	76	96.2%

Net loss	(7,417)	(7,320)	(97)	-1.3%

Less: Net loss attributable to the noncontrolling interest	(33)	(61)	(28)	-45.9%
Net loss attributable to Education Realty Trust, Inc.	$(7,384)	$(7,259)	$(125)	-1.7%

Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common shareholders per share - basic & diluted
Continuing operations	$(0.15)	$(0.25)	$0.09
Discontinued operations	-	-	-
Net loss attributable to Education Realty Trust, Inc. common shareholders per share - basic & diluted	$(0.15)	$(0.25)	$0.09

Weighted-average common shares outstanding - basic & diluted	47,932,410	28,514,966

Amounts attributable to Education Realty Trust, Inc. common shareholders:
Loss from continuing operations, net of tax	$(7,381)	$(7,183)
Loss from discontinued operations, net of tax	(3)	(76)
Net loss	$(7,384)	$(7,259)

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NINE MONTHS ENDED SEPTEMBER 30,

(Amounts in thousands, except share and per share data, unaudited)

			Fav / (Unfav)
	2009	2008	$ Change	% Change
Revenues:
Student housing leasing revenue	$81,326	$77,531	$3,795	4.9%
Student housing food service revenue	1,636	1,804	(168)	-9.3%
Other leasing revenue	-	6,945	(6,945)	NM
Third-party development services	5,275	6,224	(949)	-15.2%
Third-party management services	2,370	2,677	(307)	-11.5%
Operating expense reimbursements	7,749	8,192	(443)	-5.4%
Total revenues	98,356	103,373	(5,017)	-4.9%

Operating expenses:
Student housing leasing operations	42,912	42,726	(186)	-0.4%
Student housing food service operations	1,579	1,728	149	8.6%
General and administrative	11,738	11,867	129	1.1%
Depreciation and amortization	21,501	21,823	322	1.5%
Reimbursable operating expenses	7,749	8,192	443	5.4%
Total operating expenses	85,479	86,336	857	1.0%

Operating income	12,877	17,037	(4,160)	-24.4%

Nonoperating expenses:
Interest expense	18,825	18,556	(269)	-1.4%
Amortization of deferred financing costs	749	740	(9)	-1.2%
Interest income	(334)	(267)	67	25.1%
Gain on extinguishment of debt	(830)	-	830	NM
Total nonoperating expenses	18,410	19,029	619	3.3%

Loss before equity in earnings of unconsolidated entities, income taxes,
redeemable noncontrolling interests and discontinued operations	(5,533)	(1,992)	(3,541)	-177.8%

Equity in earnings of unconsolidated entities	(6)	(223)	217	NM

Loss before income taxes, redeemable noncontrolling interests and discontinued operations	(5,539)	(2,215)	(3,324)	-150.1%

Income tax expense	1,203	882	(321)	-36.4%
Loss from continuing operations before redeemable noncontrolling interest	(6,742)	(3,097)	(3,645)	-117.7%

Loss attributable to redeemable noncontrolling interests	(29)	(147)	(118)	-80.3%
Loss from continuing operations	(6,713)	(2,950)	(3,763)	-127.6%

Loss from discontinued operations	(21)	(113)	92	81.4%

Net loss	(6,734)	(3,063)	(3,671)	-119.8%

Less: Net loss attributable to the noncontrolling interest	(14)	(11)	3	27.3%
Net loss attributable to Education Realty Trust, Inc.	$(6,720)	$(3,052)	$(3,668)	-120.2%

Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common shareholders per share - basic & diluted
Continuing operations	$(0.19)	$(0.10)	$(0.09)
Discontinued operations	(0.00)	(0.01)	0.01
Net loss attributable to Education Realty Trust, Inc. common shareholders per share - basic & diluted	$(0.19)	$(0.11)	$(0.09)

Weighted-average common shares outstanding - basic & diluted	35,013,814	28,512,037

Amounts attributable to Education Realty Trust, Inc. common shareholders:
Loss from continuing operations, net of tax	$(6,700)	$(2,943)
Loss from discontinued operations, net of tax	(20)	(109)
Net loss	$(6,720)	$(3,052)

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Net loss attributable to Education Realty Trust, Inc.	$(7,384)	$(7,259)	$(6,720)	$(3,052)

Loss on sale of student housing assets (2)	-	-	-	512
Real estate related depreciation and amortization	7,056	6,927	21,015	21,424
Equity portion of real estate depreciation and amortization on equity investees	129	123	373	371
Depreciation and amortization of discontinued operations	-	25	25	73
Noncontrolling interest	(200)	(329)	(43)	(158)
Funds from operations ("FFO")	$(399)	$(513)	$14,650	$19,170

Elimination of gain on extinguishment of debt	-	-	(830)	-

Funds from operations - adjusted ("FFOA")	$(399)	$(513)	$13,820	$19,170

FFO per weighted average share/unit (1)	$(0.01)	$(0.02)	$0.40	$0.64
FFOA per weighted average share/unit (1)	$(0.01)	$(0.02)	$0.38	$0.64

Weighted average shares/units (1)	49,314,288	29,864,093	36,387,577	29,865,786

Notes:
(1)   Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.
(2)   Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

			Fav (Unfav)	Fav (Unfav)
	2009	2008	$ Change	% Change
Revenues
Legacy apartment community	$18,000	$18,283	$(283)	-1.5%
University Towers - residence hall	1,033	1,035	(2)	-0.2%
Legacy community revenues	19,033	19,318	(285)	-1.5%

Place Portfolio	4,947	4,857	90	1.9%
Same community revenues	23,980	24,175	(195)	-0.8%

New community	1,125	412	713	NM
Total revenues	25,105	24,587	518	2.1%

Operating expenses (1)
Legacy apartment community	12,574	12,760	186	1.5%
University Towers - residence hall	521	520	(1)	-0.2%
Legacy community operating expenses	13,095	13,280	185	1.4%

Place Portfolio	3,880	4,208	328	7.8%
Same community operating expenses	16,975	17,488	513	2.9%

New community	851	207	(644)	NM
Total operating expenses	17,826	17,695	(131)	-0.7%

Net operating income
Legacy apartment community	5,426	5,523	(97)	-1.8%
University Towers - residence hall	512	515	(3)	-0.6%
Legacy community net operating income	5,938	6,038	(100)	-1.7%

Place Portfolio	1,067	649	418	64.4%
Same community net operating income	7,005	6,687	318	4.8%

New community	274	205	69	NM
Total net operating income	$7,279	$6,892	$387	5.6%

(1) Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS - NINE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

				Fav (Unfav)	Fav (Unfav)
	2009	2008		$ Change	% Change
Revenues
Legacy apartment community	$59,526	$59,601		$(75)	-0.1%
University Towers - residence hall	3,633	3,516		117	3.3%
Same community revenues	63,159	63,117		42	0.1%

Place Portfolio	15,519	13,999		1,520	NM
New community	2,648	415		2,233	NM
Total community revenues	81,326	77,531		3,795	4.9%

Operating expenses (1)
Legacy apartment community	30,450	31,445		995	3.2%
University Towers - residence hall	1,452	1,957	(2)	505	25.8%
Same community operating expenses	31,902	33,402		1,500	4.5%

Place Portfolio	9,416	8,995		(421)	NM
New community	1,594	329		(1,265)	NM
Total community operating expenses	42,912	42,726		(186)	-0.4%

Net operating income
Legacy apartment community	29,076	28,156		920	3.3%
University Towers - residence hall	2,181	1,559		622	39.9%
Same community net operating income	31,257	29,715		1,542	5.2%

Place Portfolio	6,103	5,004		1,099	NM
New community	1,054	86		968	NM
Total community net operating income	$38,414	$34,805		$3,609	10.4%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
(2)	Operating expense for University Towers for the nine months ended September 30, 2008, included a $512k loss on the sale of land and parking garage.
Excluding the loss, operating expenses for the nine months ended September 30, 2008 would have been $1,445k.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS - OWNED AND OPERATED

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Fav/(Unfav) Change	2009	2008 (2)		Fav/(Unfav) Change

Occupancy
Physical	86.9%	89.3%	-2.4%	87.4%	90.5%		-3.1%
Economic	74.1%	77.0%	-2.9%	82.5%	85.9%		-3.4%

NarPAB	$305	$311	$(6)	$338	$342		$(4)
Other income per avail. Bed	$27	$22	$5	$24	$21		$3
RevPAB	$332	$333	$(1)	$362	$363		$(1)

Operating expense per bed	$236	$240	$4	$191	$198	(1)	$7

Operating margin	29.0%	28.0%	1.0%	47.2%	45.6%	(1)	1.6%

Design Beds	75,690	73,836	1,854	224,400	213,512		10,888

(1)
Operating expense statistics exclude approximately $2 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512K is included in our statements of  operations.

(2)	2008 data includes eight months of operating results for the Place Portfolio since the termination of the lease on February 1, 2008.

NOTE:
Operating statistics exclude College Station, which was designated as held for sale in the first quarter of 2009 and is included in discontinued operations for all periods presented in our statement of operations.

EDUCATION REALTY TRUST, INC.

LEGACY APARTMENT COMMUNITY STATISTICS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Fav/(Unfav) Change	2009	2008	Fav/(Unfav) Change

Occupancy
Physical	90.2%	92.7%	-2.5%	90.9%	93.6%	-2.7%
Economic	79.4%	82.0%	-2.6%	87.9%	90.7%	-2.8%

NarPAB	$319	$330	$(11)	$356	$360	$(4)
Other income per avail. Bed	$26	$20	$6	$24	$20	$4
RevPAB	$345	$350	$(5)	$380	$380	$0

Operating expense per bed	$241	$244	$3	$194	$201	$7

Operating margin	30.1%	30.2%	-0.1%	48.8%	47.2%	1.6%

Design Beds	52,221	52,239	(18)	156,681	156,727	(46)

NOTE:
- University Towers residence hall statistics are shown separately.
- Place Portfolio statistics are shown separately.
- Operating statistics exclude College Station which was designated as held for sale in the first quarter of 2009 and included in discontinued operations in our statement of operations.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Fav/(Unfav) Change	2009	2008		Fav/(Unfav) Change

Occupancy
Physical	67.9%	67.8%	0.1%	66.7%	67.4%		-0.7%
Economic	37.3%	35.9%	1.4%	51.6%	51.3%		0.3%

NarPAB	$253	$225	$28	$342	$311		$31
Other income per avail. Bed	$108	$137	$(29)	$82	$99		$(17)
RevPAB	$361	$362	$(1)	$424	$410		$14

Operating expense per bed	$182	$182	$(0)	$169	$168	(1)	$(1)

Operating margin	49.6%	49.8%	-0.2%	60.0%	58.9%	(1)	1.1%

Design Beds	2,859	2,859	-	8,577	8,577		-

(1)
Operating expense statistics exclude approximately $60 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512K is included in our statements of operations.

EDUCATION REALTY TRUST, INC.

PLACE PORTFOLIO COMMUNITY STATISTICS

	Three Months Ended September 30,			Nine months ended	Eight months ended
	2009	2008	Fav/(Unfav) Change	September 30, 2009	September 30, 2008 (1)	Fav/(Unfav) Change

Occupancy
Physical	81.6%	82.1%	-0.5%	80.1%	84.1%	-4.0%
Economic	71.1%	72.0%	-0.9%	74.8%	78.9%	-4.1%

NarPAB	$264	$263	$1	$277	$287	$(10)
Other income per avail. Bed	$16	$12	$4	$16	$10	$6
RevPAB	$280	$275	$5	$293	$297	$(4)

Operating expense per bed	$219	$238	$19	$178	$191	$13

Operating margin	21.6%	13.4%	8.2%	39.3%	35.7%	3.6%

Design Beds	17,682	17,682	-	53,046	47,152	5,894

(1) Operating statistics for 2008 are for the period February 1, the lease termination date, to the end of the period, September 30, 2008.

EDUCATION REALTY TRUST, INC.

	Fall Opening Occupancy - as of September 30th
			2009			2008
	Community	Primary University	Design Beds	Leased Beds	%	Design Beds	Leased Beds	%

	The Gables	Western Kentucky University	288	288	100.0%	288	288	100.0%
**	The Reserve at Athens	University of Georgia	612	612	100.0%	612	575	94.0%
**	Players Club	Florida State University	336	333	99.1%	336	333	99.1%
	NorthPointe	University of Arizona	912	853	93.5%	912	879	96.4%
	The Reserve at Clemson	Clemson University	590	574	97.3%	590	569	96.4%
	Pointe at South Florida	University of South Florida	1,002	874	87.2%	1,002	875	87.3%
	The Reserve on Perkins	Oklahoma State	732	631	86.2%	732	723	98.8%
**	The Commons	Florida State University	732	641	87.6%	732	598	81.7%
	The Pointe at Western	Western Michigan University	876	817	93.3%	876	671	76.6%
	College Station at West Lafayette	Purdue University	960	950	99.0%	960	902	94.0%
	Commons on Kinnear	Ohio State University	502	489	97.4%	502	501	99.8%
	The Pointe	Penn State	984	984	100.0%	984	983	99.9%
	The Reserve at Columbia	University of Missouri	676	675	99.9%	676	675	99.9%
	Commons at Knoxville	University of Tennessee	708	675	95.3%	708	707	99.9%
	The Reserve on Frankford	Texas Tech	737	678	92.0%	737	663	90.0%
	The Reserve at Star Pass	University of Arizona	1,020	725	71.1%	1,020	967	94.8%
	The Lofts	University of Central Florida	731	718	98.2%	730	726	99.5%
**	The Reserve on West 31st	University of Kansas	714	659	92.3%	720	703	97.6%
**	Campus Creek	University of Mississippi	636	613	96.4%	636	560	88.1%
	Pointe West	University of South Carolina	480	427	89.0%	480	444	92.5%
	Campus Lodge	University of Florida	1,115	1,093	98.0%	1,116	985	88.3%
	College Grove	Middle Tennessee State Univ.	864	788	91.2%	864	851	98.5%
	The Reserve on South College	Auburn University	576	442	76.7%	576	562	97.6%
	The Avenue at Southern	Georgia Southern Univ.	624	486	77.9%	624	571	91.5%

	Same-apartment community - Legacy portfolio		17,407	16,025	92.1%	17,413	16,311	93.7%

	University Towers	North Carolina State	953	953	100.0%	953	953	100.0%

	Total same-community - Legacy portfolio		18,360	16,978	92.5%	18,366	17,264	94.0%

	Troy Place	Troy State Univ.	408	371	90.9%	408	405	99.3%
	The Reserve at Jacksonville	Jacksonville State University	504	338	67.1%	504	476	94.4%
	River Place	State Univ. of West GA	504	480	95.2%	504	380	75.4%
	Clayton Place	Clayton College & State Univ.	854	365	42.7%	854	439	51.4%
	Macon Place	Macon State College	336	229	68.2%	336	258	76.8%
	The Chase at Murray	Murray State Univ.	408	407	99.8%	408	279	68.4%
	Cape Place	Southeast Missouri State Univ.	360	360	100.0%	360	357	99.2%
	Clemson Place	Clemson University	288	287	99.7%	288	265	92.0%
	The Reserve at Martin	Univ. of Tenn. - Martin	384	336	87.5%	384	265	69.0%
*	Carrollton Place	State Univ. of West GA	336	295	87.8%	336	333	99.1%
*	The Pointe at Southern	Georgia Southern Univ.	528	520	98.5%	528	494	93.6%
*	Berkeley Place	Clemson University	480	479	99.8%	480	445	92.7%
*	Western Place	Western Kentucky University	504	501	99.4%	504	429	85.1%

	Same-apartment community - Place Portfolio		5,894	4,968	84.3%	5,894	4,825	81.9%

	Total same-community - Wholly-owned portfolio		24,254	21,946	90.5%	24,260	22,089	91.1%

	The Reserve at Saluki Pointe	Southern Illinois University	768	582	75.8%	528	525	99.4%
	University Village on Colvin	Syracuse University	432	342	79.2%	n/a	n/a	n/a
	New development - less than one year		1,200	924	77.0%	528	525	99.4%

	Joint Venture Portfolio		2,195	1,875	85.4%	2,195	2,091	95.3%
	Same-apartments - managed, not owned		8,952	8,573	95.8%	8,978	8,516	94.9%

	Total same-community joint venture & managed		11,147	10,448	93.7%	11,173	10,607	94.9%

	New managed - less than one year		1,226	861	70.2%	282	119	42.2%

* Community is unencumbered as of September 30, 2009.
** Community is pledged to the corporate credit facility.

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in '000s)

	Three months ended			Nine months ended
	September 30, 2009	September 30, 2008	Change	September 30, 2009	September 30, 2008	Change
Third-party development services revenue	$2,559	$3,216	$(657)	$5,275	$6,224	$(949)
Equity in earnings of development joint ventures	-	(1)	1	(2)	(2)	-
	$2,559	$3,215	$(656)	$5,273	$6,222	$(949)

CURRENT AND RECENTLY COMPLETED PROJECTS

Project	Bed Count	Completion Date	Project Development Cost	Total Project Fees	EDR % of fees	EDR Project Fees	Fees Earned Prior to 2009	Fees Earned Nine Months Ended September 30, 2009 (1)	Remaining Fees to Earn	Fees Paid Through September 30, 2009

University of Michigan, Ann Arbor	896	Aug '08, Aug '09 (2)		1,350	100%	1,350	1,166	178	6	1,320
Fontainebleu	435	July 2009	7,227	275	100%	275	200	75	-	240
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	2,033	1,366	8	2,934
Indiana University of Pennsylvania Phase III (4)	1,084	August 2009	61,904	3,285	100%	3,285	1,339	1,946	-	3,285
Colorado State University - Pueblo Phase I (5)	253	August 2009	15,631	825	100%	825	234	568	23	696
Colorado State University - Pueblo Phase II	500	August 2010	34,058	1,583	100%	1,583	-	682	901	999
Indiana University of Pennsylvania Phase IV	596	August 2010	37,029	1,247	100%	1,247	-	220	1,027	581

	4,961		$250,347			$11,972	$4,972	$5,035	$1,965	$10,055

RECENTLY AWARDED PROJECTS (3)

Project	Estimated Bed Count	Estimated Start Date	Estimated Completion Date	Project Development Cost	Total Project Fees	EDR % of Fees	Total EDR Fees
SUNY College of Env. Science & Forestry	454	June 2010	August 2011	26,774	1,139	100%	1,139
East Stroudsburg University - Pennsylvania	984	TBD	TBD	61,484	2,457	100%	2,457
West Chester University of Pennsylvania Phase II	1,409	June 2010	August 2011	78,912	2,841	100%	2,841

	2,847			$167,170	$6,437		$6,437

(1)
Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures.
Development fees are recognized on the percentage completion method based on construction costs.  In addition, $182 of revenue related to an inactive development project is not included in this schedule.

(2)
The project includes three buildings, one was completed in August 2008 and two additional buildings were completed in August 2009.
Specific information on project development costs are omitted as this project is for a private ownership group.

(3)
The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

(4)  Total Project fees includes $1,095 of incentive fees earned by AODC for completing the project under budget.

(5)  Total Project fees includes $129 of incentive fees earned by AODC for completing the project under budget.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of September 30, 2009
(dollars in thousand)

Total Debt to Gross Assets			Total Debt to Enterprise Value
Total Debt (1)	456,710		Total Debt (1)			$456,710	57.1%
Total Gross Assets (2)	999,900		Total Market Equity (3)			342,866	42.9%
Total Debt to Gross Assets	45.7%		Total Enterprise Value			$799,576	100.0%

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$378,351	6.11%	82.9%	4.06	years
Variable Rate - Mortgage Debt	49,451	3.64%	10.8%	4.25	years
Variable Rate - Construction Debt	28,908	1.63%	6.3%	1.13	years
Total / Weighted Average	$456,710	5.56%	100.0%	3.90	years

Mortgage and Construction Debt Maturity						12 Months Ended
Fiscal Yr Ending						September 30, 2009 (5)
Ending				Interest expense (4)		$27,147
2009	$99,469	21.8%
2010	23,388	5.1%		Interest coverage		1.91
2011	12,303	2.7%
2012	67,939	14.9%		Fixed charge coverage		1.61
2013	32,304	7.1%
Thereafter	221,307	48.4%
Total	$456,710	100.0%
Unamortized debt premium	898
Total, net of debt premium	$457,608

(1)  Excludes unamortized debt premium of $0.9 million.

(2)  Excludes accumulated depreciation of $134,206 as of September 30 2009.

(3)
Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $5.93 at September 30, 2009.  Excludes 277,500 Profits Interest Units outstanding.

(4)	Excludes amortization of debt premium/discount, includes the Company's portion of interest on equity investees, and is gross of capitalized interest related to development projects.

(5)  Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

NorthPointe	University of Arizona	Jan ’05	912	Berkeley Place	Clemson University	Jan ’06	480
The Reserve at Athens	University of Georgia	Jan ’05	612	Clemson Place	Clemson University	Jan ’06	288
The Reserve at Clemson	Clemson University	Jan ’05	590	Cape Place	Southeast MO State University	Jan ’06	360
Players Club	Florida State University	Jan ’05	336	The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Gables	Western Kentucky University	Jan ’05	288	The Chase at Murray	Murray State	Jan ’06	408
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Western Place	Western Kentucky University	Jan ’06	504
Commons at Knoxville	University of Tennessee	Jan ’05	708	Carrolton Place	University of West GA	Jan ’06	336
The Commons	Florida State University	Jan ’05	732	Clayton Place	Clayton State University	Jan ’06	854
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Macon Place	Macon State College	Jan ’06	336
The Pointe at Western	Western Michigan University	Jan ’05	876	River Place	University of West GA	Jan ’06	504
College Station at W. Lafayette	Purdue University	Jan ’05	960	Troy Place	Troy University	Jan ’06	408
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Pointe at Southern	Georgia Southern University	Jan ’06	528
The Pointe	Pennsylvania State University	Jan ’05	984		Sub-Total Place Portfolio		5,894
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737		Sub-Total Same Communities		24,254	*
The Lofts	University of Central Florida	Jan ’05	731
The Reserve on West 31st	University of Kansas	Jan ’05	714	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
Campus Creek	University of Mississippi	Feb ’05	636	University Village on Colvin	Syracuse University	Aug '09	432
Pointe West	University of South Carolina	Mar ’05	480		Sub-Total New Communities		1,200
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115		Total owned and operated beds		25,454
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
	Sub-Total Legacy Apartment Communities		17,407

University Towers	North Carolina State University	Jan ’05	953
	Sub-Total Legacy Communities		18,360

*The Place Portfolio is included in same-community for the three months ended September 30, 2009. However, for the nine months ended September 30, 2009, the Place Portfolio is not considered same-community as the lease with Place was not terminated until February 1, 2008.

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.